UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2005

THE LIBERTY CORPORATION

South Carolina (State or Other Jurisdiction of Incorporation)

1-05846		57-0507055
(Commission File Number)		(IRS Employer Identification No.)

135 South Main Street, Greenville, SC		29601
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (864) 241-5400

n/a
(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)

Item 7.01 Regulation FD Disclosure

      The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

     On December 20, 2005, The Liberty Corporation issued a press release announcing that in accordance with the merger agreement among Liberty Corporation, Raycom Media, Inc. and RL123, Inc, the board of directors had declared a dividend of $0.25 per share on common stock. The dividend is payable on January 10, 2006, to shareholders of record on December 30, 2005.

      A copy of that press release is attached as Exhibit 99 (herein incorporated by reference).

Item 9.01 Financial Statements and Exhibits

   (c) Exhibits

      99. Press Release, dated December 20, 2005, issued by The Liberty Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LIBERTY CORPORATION

Date:	December 20, 2005	By:	/s/ Martha Williams

			Name:	Martha Williams
			Title:	Vice President and General Counsel